Principal Variable Contracts Funds, Inc.
Supplement dated March 16, 2026
to the Prospectus and Statement of Additional Information
both dated May 1, 2025
(as previously supplemented)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information contained in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Prospectus.

SUMMARY FOR BOND MARKET INDEX ACCOUNT
Effective March 31, 2026, under Investment Advisor and Portfolio Managers, delete all references to Darryl Trunnel and add the following alphabetically:
•Scott Brustkern (since 2026), Portfolio Manager

SUMMARY FOR GLOBAL EMERGING MARKETS ACCOUNT
On March 10, 2026, the Fund’s Board of Directors approved a change to the Fund’s diversification classification from “diversified” to “non-diversified” and a change to the related fundamental investment restriction (together, the “Proposed Change”). Fund shareholders of record on April 13, 2026, are entitled to vote on the Proposed Change at a Special Meeting of Shareholders of the Fund tentatively scheduled for June 25, 2026. Additional information about the Proposed Change will be provided in the Proxy Statement that is expected to be sent to record date Fund shareholders on or about April 20, 2026. The Proposed Change, if approved by Fund shareholders, is expected to be effective on or about July 1, 2026. However, the Fund’s officers have the discretion to change these dates.
On or about July 1, 2026, subject to shareholder approval, under Principal Investment Strategies, add the following after the second paragraph:
The Fund is considered non-diversified, which means it can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund's share price than would occur in a more diversified fund.
On or about July 1, 2026, subject to shareholder approval, in the Principal Risks section, add the following to the alphabetical list of risks:
Non-Diversification Risk. A non-diversified fund may invest a high percentage of its assets in the securities of a small number of issuers and is more likely than diversified funds to be significantly affected by a specific security’s poor performance.

SUMMARY FOR LARGECAP GROWTH ACCOUNT I
On or about April 15, 2026, delete Brown Advisory, LLC from the Sub-Advisors section and add the following in alphabetical order:
Los Angeles Capital Management LLC
Westfield Capital Management Company, L.P.

SUMMARY FOR PRINCIPAL CAPITAL APPRECIATION ACCOUNT
On March 10, 2026, the Fund’s Board of Directors approved a change to the Fund’s diversification classification from “diversified” to “non-diversified” and a change to the related fundamental investment restriction (together, the “Proposed Change”). Fund shareholders of record on April 13, 2026, are entitled to vote on the Proposed Change at a Special Meeting of Shareholders of the Fund tentatively scheduled for June 25, 2026. Additional information about the Proposed Change will be provided in the Proxy Statement that is expected to be sent to record date Fund shareholders on or about April 20, 2026. The Proposed Change, if approved by Fund shareholders, is expected to be effective on or about July 1, 2026. However, the Fund’s officers have the discretion to change these dates.
On or about July 1, 2026, subject to shareholder approval, under Principal Investment Strategies, add the following after the first paragraph:
The Fund is considered non-diversified, which means it can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund's share price than would occur in a more diversified fund.
On or about July 1, 2026, subject to shareholder approval, in the Principal Risks section, add the following to the alphabetical list of risks:
Non-Diversification Risk. A non-diversified fund may invest a high percentage of its assets in the securities of a small number of issuers and is more likely than diversified funds to be significantly affected by a specific security’s poor performance.

SUMMARY FOR SHORT-TERM INCOME ACCOUNT
Effective March 31, 2026, under Investment Advisor and Portfolio Managers, delete all references to Scott J. Peterson.

MANAGEMENT OF THE FUNDS
Effective March 31, 2026, delete all references to Scott J. Peterson and Darryl Trunnel.
Effective March 31, 2026, under The Manager and Advisor, add the following alphabetically to the list of portfolio managers:
Scott Brustkern has been with Principal® since 2001. He earned an M.B.A. in Finance from Iowa State University, a master's degree in Business Analytics from the University of Iowa and a bachelor’s degree in Actuarial Science and Statistics from the University of Northern Iowa. Mr. Brustkern has earned the right to use the Chartered Financial Analyst designation.

On or about April 15, 2026, under The Sub-Advisors section, delete all references to Brown Advisory, LLC and add the following to the alphabetical list of sub-advisors:

Sub-Advisor:
Los Angeles Capital Management LLC (“Los Angeles Capital”), 11150 Santa Monica Boulevard, Suite 200, Los Angeles, CA 90025, founded in 2002, is a registered investment advisor offering risk-controlled, active equity management services to a broad range of institutional investors.

Fund(s):	a portion of LargeCap Growth I

Sub-Advisor:
Westfield Capital Management Company, L.P. (“Westfield Capital”), One Financial Center, 23rd Floor, Boston, MA 02111, has been a registered investment adviser since 1989 and specializes primarily in U.S. growth equity strategies.

Fund(s):	a portion of LargeCap Growth I

The changes described below are being made to the Statement of Additional Information.
Effective March 31, 2026, delete all references to Scott J. Peterson and Darryl Trunnel from the Statement of Additional Information.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
On or about July 1, 2026, subject to shareholder approval, in the Fundamental Restrictions section, delete Fundamental Restriction 6) a. and replace with the following:
6)has adopted a policy regarding diversification, as follows:
a)The Blue Chip, Global Emerging Markets, LargeCap Growth I, Real Estate Securities and Principal Capital Appreciation Accounts have elected to be non-diversified.

LEADERSHIP STRUCTURE AND BOARD
On March 10, 2026, the Principal Variable Contracts Funds, Inc. (the “Registrant”) Board of Directors (the “Board”) elected Mr. Daniel J. Beckman as an Independent Board Member.
In the Committee table, delete the members of the 15(c) Committee and Operations Committee and replace with the following:

Committee Members
15(c) Committee
Padelford L. Lattimer, Chair Daniel Beckman Katharin S. Dyer Karen McMillan
Operations Committee
Thomas A. Swank, Chair Daniel Beckman Katharin S. Dyer Padelford L. Lattimer

Under Independent Board Members, add the following in alphabetical order:
Daniel J. Beckman. Mr. Beckman has served as an Independent Board Member of the Principal Funds since 2026. He served as President of Ameriprise Trust Company from 2024 to 2025. Mr. Beckman served as the President and Principal Executive Officer of the Columbia Funds and Columbia Acorn/Wanger Funds from 2021 to 2025. From 2015 to 2025, he served as Vice President of Columbia Management Investment Advisers, LLC. Mr. Beckman also served as a director of Columbia Management Investment Distributors, Inc. from 2018 to 2025. Through his education, employment experience, and experience as a board member, Mr. Beckman is experienced with financial, regulatory, and investment matters.
Under Additional Information Regarding Board Members and Officers, in the INDEPENDENT BOARD MEMBERS table, add the following alphabetically:

INDEPENDENT BOARD MEMBERS
Name, Address, and Year of Birth	Board Positions Held with Principal Funds	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Daniel J. Beckman 711 High Street Des Moines, IA 50392 1962	Director, PFI and PVC (since 2026) Trustee, PETF (since 2026)	President, Ameriprise Trust Company (2024-2025); President and Principal Executive Officer of the Columbia Funds (2021-2025); Vice President, Columbia Management Investment Advisers, LLC (2015-2025); Vice President - Head of North America Product, Columbia Management Investment Advisers, LLC (2015-2023); President and Principal Executive Officer, Columbia Acorn/Wanger Funds (2021-2025).	124	Columbia Funds (170 Portfolios) (2021-2025); Ameriprise Trust Company (2016-2025); Columbia Management Investment Distributors, Inc. (2018-2025).
Under Additional Information Regarding Board Members and Officers, in the PRINCIPAL FUNDS OFFICERS table, delete the row for Deanna Y. Pellack and add the following alphabetically:

PRINCIPAL FUNDS OFFICERS
Name, Address, and Year of Birth	Position(s) Held with Principal Funds	Principal Occupation(s) During Past 5 Years
Deanna Y. Pellack 711 High Street Des Moines, IA 50392 1987	Counsel and Secretary (since 2024) Counsel and Assistant Secretary (2023-2024) Assistant Counsel and Assistant Secretary (2022-2023)	Principal Financial Group* Assistant General Counsel (since 2026) Counsel (2022-2026) The Northern Trust Company Vice President (2019-2022)
In the Board Member Ownership of Securities section, add the following column alphabetically and footnote to the Independent Board Members table:

Independent Board Members
Account/Portfolio	Beckman(2)
Accounts/Portfolios in this SAI	A
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies	E
(2) Appointment effective March 10, 2026.

In the Board Member and Officer Compensation section, add the following row alphabetically and footnote to the table:

Board Member	Funds in this SAI	Fund Complex(2)
Daniel J. Beckman(3)	$0	$0
(3) Mr. Beckman was elected to the Board effective March 10, 2026.

INVESTMENT ADVISORY AND OTHER SERVICES
On or about April 15, 2026, delete all references to Brown Advisory, LLC and add the following to the alphabetical list of sub-advisors:

Sub-Advisor:
Los Angeles Capital Management LLC (“Los Angeles Capital”) is a California limited liability company. It is owned by key employees through its parent holding companies, LACM Holdings Inc. and LACM Equity LLC (collectively, the “Parent Company”). Thomas D. Stevens, Chairman, holds a controlling equity interest in the Parent Company.

Fund(s):	a portion of the assets of LargeCap Growth I

Sub-Advisor:
Westfield Capital Management Company, L.P. (“Westfield Capital”), is a privately-held Delaware limited partnership. Westfield Capital is employee owned, led by CEO Will Muggia. Monex Group, Inc. has a non-controlling equity interest in the company.

Fund(s):	a portion of the assets of LargeCap Growth I

PORTFOLIO MANAGER DISCLOSURE
Effective March 31, 2026, under Advisor: Principal Global Investors, LLC (Principal Fixed Income Portfolio Managers), add the following alphabetically to the Other Accounts Managed table:

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Scott Brustkern(1): Bond Market Index Account
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	27	$376.2 million	0	$0
(1) Information as of January 31, 2026.
Effective March 31, 2026, under Advisor: Principal Global Investors, LLC (Principal Fixed Income Portfolio Managers), add the following alphabetically to the Ownership of Securities table:
Ownership of Securities

Portfolio Manager	PVC Accounts/Portfolios Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Scott Brustkern (1)	Bond Market Index	None
(1) Information as of February 28, 2026.

APPENDIX C - PROXY VOTING POLICIES
On or about April 15, 2026, delete the proxy voting policy for Brown Advisory, LLC and add the following proxy voting policies for Los Angeles Capital Management LLC and Westfield Capital Management Company, L.P.:

LOS ANGELES CAPITAL
Proxy Policy
Rev. February 20, 2025

I.		Introduction	3
II.		Proxy Policy Statement	3
	A.	Proxy Voting Guidelines	3
	B.	Limitations	4
	C.	Special Considerations	4
III.		Responsibility and Oversight	5
IV.		Proxy Voting Procedures	5
	A.	Materiality	5
	B.	Conflicts of Interest	5
	C.	Disclosure	6
	D.	Recordkeeping	6

I.Introduction
Los Angeles Capital Management LLC (“Los Angeles Capital” or the “Firm”) has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with U.S. Securities and Exchange Commission (“SEC”) Rule 206(4) ‐ 6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and its obligations under the Employee Retirement Income Security Act of 1974 (“ERISA”). Los Angeles Capital provides investment advisory or sub-advisory services to various types of institutional clients. When clients give Los Angeles Capital the authority to vote proxies held in their client accounts such authority is specified in the advisory contract or other governing agreements.
II.Proxy Policy Statement
Los Angeles Capital has retained Glass, Lewis & Co., LLC (“Glass Lewis”) an unaffiliated third‐party, to act as an independent proxy voting agent. Glass Lewis provides proxy analysis, voting recommendations and administration, recordkeeping, and manages other operational and reporting matters of the proxy voting process. If at any time a material conflict arises in connection with the Firm voting proxies for a client account, it would be resolved in the best interest of the client.
When Los Angeles Capital is given proxy voting authority together with a client’s voting policy, the Firm oversees compliance with such policy. When the client elects to use the Firm’s standard proxy guidelines, the Firm will vote in accordance with the guidelines approved by the Firm’s Proxy Committee (“Committee”). The Committee has approved the use of Glass Lewis’ market-based U.S. and Global guidelines1, as may be modified from time to time (the “Firm’s Guidelines”). Clients with specific proxy voting goals may direct the Firm to apply a thematic set of proxy guidelines developed by Glass Lewis or provide the Firm with an alternative set of custom guidelines for use in voting proxies for the client’s account.
A.Proxy Voting Guidelines
On an annual basis, the Committee reviews the Firm’s Guidelines. Members of the Committee also selectively review a sampling of the voting recommendations and the related proxy materials in determining whether to modify the approved Firm Guidelines.
Where the Firm has proxy voting authority, the Firm ultimately retains the right to cast each vote on a case‐by‐case basis, taking into consideration the applicable proxy guidelines including any contractual obligations or the specific voting policy of the particular portfolio as well as all relevant facts and circumstances including information that might be gathered from sources beyond Glass Lewis. Management of issuers, as well as other interested parties, will sometimes release supplemental information to the proxy statement that relates to a pending proxy vote. Glass Lewis and the Firm will not always be able to consider such additional information depending on the timing of its release and voting deadlines.
In the event there is a disagreement with the Glass Lewis analysis as to a particular vote, the Committee will determine whether it is appropriate to vote contrary to the Glass Lewis recommendation provided that such decision is consistent with the approved guideline. In the rare circumstance that the Committee believes it is in the best interest of a client to vote contrary to an approved guideline, the Committee will seek client consent prior to placing a vote that is contrary to such approved guideline(s).
Los Angeles Capital recognizes that a client may issue specific directives regarding how particular proxy issues are to be voted for the client’s portfolio holdings. The Firm requires that the advisory or sub‐advisory contract specify such instructions, including instructions as to how those votes will be managed, particularly where they differ from the Firm’s Guidelines.
It is unlikely that serious conflicts of interest will arise in the context of the Firm’s proxy voting because the Firm does not engage in other financial businesses such as brokerage or managing public companies, underwriting, or investment banking. Nevertheless, should a conflict of interest arise in connection with proxy voting or Glass Lewis, such conflict will be handled as described below under Section IV B, “Conflicts of Interest.” As a matter of policy, the Firm and its employees are required to put the interests of clients ahead of their own.
1 https://www.glasslewis.com/voting-policies-current/

B.Limitations
In limited circumstances, the Firm may elect to abstain from voting or may be unable to vote a client’s proxy. These circumstances include:
•Where the Firm concludes that the effect on shareholder’s economic interests or the value of the portfolio holding is indeterminable or insignificant.
•Where the securities related to the vote participate in a securities lending program and are out on loan. In many cases, where a client directs the securities lending, Los Angeles Capital may not be aware when the security is out on loan and thus may not be able to recall the security before the record date, subject to the Special Considerations outlined below.
•Where the related securities are issued in a country that participates in share blocking because it is disruptive to the management of the portfolio.
•Where multiple global custodian accounts roll up into one omnibus sub-custodian account. In the specific markets where this may occur, the account managed by Los Angeles Capital is not registered individually. Therefore, if ballots are voted differently for the underlying accounts, the omnibus vote is considered split and is rejected.
•Where in the Firm’s judgement the unjustifiable costs2 or disadvantages of voting the proxy would exceed the anticipated benefit of voting (e.g., certain non‐U.S. securities).
•Where a required Power of Attorney is not on file or it is not feasible to get one on file.
•Where a meeting involves an issuer or transaction with a relevant U.S. or non U.S. sanctioned entity or individual.
C.Special Considerations
Certain accounts may warrant specialized treatment in voting proxies. Contractual stipulations, individual client direction, and special guideline arrangements will dictate how voting will be done in these cases.
Mutual Funds
Where the Firm votes proxies for a mutual fund that it sub-advises, unless otherwise directed and agreed with such fund and its adviser, the proxies typically will be voted in accordance with the Firm’s proxy guidelines. Proxies of a mutual fund’s portfolio companies may be voted in accordance with resolutions or other instructions from an authorized person of the fund.
ERISA Accounts
The Department of Labor (“DOL”) rules emphasize that a fiduciary’s duties extend to management of shareholder rights including with respect to proxy voting. Responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions. The DOL rules require voting with a focus on relevant risk-return factors and not voting in a manner that sacrifices investment returns or takes on risks that promote benefits or goals unrelated to the interests of participants and beneficiaries. Where the Firm has authority to vote proxies for an ERISA account, the Firm employs the Firm’s Guidelines unless otherwise specifically directed by the ERISA plan fiduciary. Where the Firm has authority to vote proxies for a commingled fund that is an ERISA plan asset fund, the Firm employs the Firm’s Guidelines.
Securities Lending Program
Certain situations where Los Angeles Capital may recall securities on loan to vote proxies, if operationally feasible, include: (i) where Los Angeles Capital deems a holding materially significant, (ii) where Los Angeles Capital is directing the securities lending, or (iii) where a client has made arrangements with its custodian to permit standing instructions for the recall of securities out on loan and Los Angeles Capital has agreed to implement the standing instructions.
2 The Department of Labor has indicated that such costs include, but are not limited to, expenditures related to developing proxy resolutions, proxy voting services and the analysis of the likely net effect of a particular issue on the economic value of the plan’s investment. Fiduciaries must take into consideration whether the exercise of its rights to vote a proxy is expected to have an effect on the economic value of the plan’s investment that will outweigh the costs of exercising such rights. With respect to proxies for shares of foreign corporations, a fiduciary, in deciding whether to purchase shares of a foreign corporation, should consider whether any additional difficulty and expense in voting such shares is reflected in their market price.

III.Responsibility and Oversight
The Committee was established to provide oversight to the proxy voting process and is responsible for developing, implementing, and updating the Firm’s proxy policy, reviewing approving, and/or formulating the Firm’s Guidelines, selecting and overseeing the third‐party proxy vendor, identifying any conflicts of interest, determining the votes for issues it elects to vote independently from, or that cannot be voted by, Glass Lewis, monitoring legislative and corporate governance developments surrounding proxy issues, and meeting to discuss any material issues regarding the proxy voting process. The Committee meets annually and as necessary to fulfill its obligations.
As part of the Committee’s ongoing oversight of its third-party proxy vendor, the Committee considers (i) the adequacy and quality of the proxy vendor’s staffing and personnel; (ii) the presence of conflicts and processes to address those conflicts; (iii) the robustness of the proxy vendor’s policies and procedures for ensuring that its recommendations are based on current and accurate information; and (iv) any other appropriate considerations as to the nature and quality of the proxy vendor’s services. In addition, Compliance conducts periodic reviews of ballots voted by the proxy vendor to ensure they are in line with proxy voting procedures.
In cases where the Committee votes a proxy ballot it may conduct research internally and/or use the resources of an independent research consultant or use information from any of the following sources: legislative materials, studies of corporate governance and other proxy voting issues, reports by issuers’ management on pending proxy votes, and/or published analyses of shareholder and management proposals. In such voting circumstances, two votes from voting members of the Committee or one voting member of the Committee and an internal legal counsel are required.
Los Angeles Capital’s Operations Department handles the day-to-day administration of the proxy voting process.
IV.Proxy Voting Procedures
Glass Lewis provides for the timely execution of specified proxy votes on the Firm’s behalf, which includes complete account set‐up, vote execution, reporting, recordkeeping, and compliance with ERISA.
Los Angeles Capital’s responsibility for voting proxies is generally determined by the obligations set forth under each client’s Investment Management Agreement, Limited Partnership Agreement, Prospectus, Trust Agreement or other legal documentation governing the account. Voting ERISA client proxies is a fiduciary act of plan asset management that must be performed by the adviser or delegated to a sub-adviser unless the voting right is retained by a named fiduciary of the plan. If an advisory or sub‐advisory contract or similar document states that Los Angeles Capital does not have the authority to vote client proxies, then voting is the responsibility of some other named fiduciary.
While Los Angeles Capital will accept direction from clients on specific proxy issues for their account, the Firm reserves the right to maintain its standard position on all other client accounts for which the Firm has proxy voting authority.
A.Materiality
The Committee has designated certain materiality thresholds for situations in which the Committee may vote independently from Glass Lewis or may take separate actions in regard to securities lending limitations. Materiality thresholds are monitored daily and are escalated to the Committee for review.
B.Conflicts of Interest
Los Angeles Capital attempts to minimize the risks of conflicts and reviews the Conflict of Interest Statement prepared by Glass Lewis on an annual basis.
If Glass Lewis identifies a potential conflict of interest between it and a publicly held company, it will disclose the relationship on the relevant proxy paper research report. In these situations, members of the Committee will review the proxy paper research report and vote the proxy in accordance with the Committee charter.
If an unforeseen conflict requires specialized treatment, alternate measures may be taken, up to and including having Glass Lewis refrain from writing a proxy paper research report and abstaining from making a voting recommendation on the company. In this scenario Glass Lewis would procure a substitute research report from an alternative qualified provider, and the Committee may be required to research and vote the proxy.

If the Committee identifies a potential material conflict of interest between Los Angeles Capital or an affiliated person of the Firm and the issuer whose ballot is being voted, the client whose account holds the shares of such issuer will be notified. If no directive on how to vote is issued by the client, the Committee will vote in such a way that, in the Committee’s opinion, fairly addresses the conflict in the best interest of the client.
C.Disclosure
Los Angeles Capital will provide clients with a copy of the Firm’s current proxy policies and procedures upon request. In addition, clients may request, at any time, a copy of the Firm’s voting records for their respective account(s) by making a formal request to Los Angeles Capital. Los Angeles Capital will make this information available to a client upon its request within a reasonable time. For further information, please contact a member of Operations at operations@lacapm.com.
Los Angeles Capital generally will not disclose how it has voted or intends to vote on behalf of a client account except as required by applicable law but may disclose such information to a client regarding their portfolio who itself may decide or may be required to make public such voting information. Los Angeles Capital will not disclose past votes or share amounts voted except: (i) for a valid business purpose as determined in the discretion of the Chief Compliance Officer or Chief Legal Officer, (ii) to the respective client for such client's account, (iii) as required on Form N-PX related to Say-on-Pay votes, or (iv) as otherwise required by law.
D.Recordkeeping
All proxy records pursuant to Section 204‐2 of the Advisers Act are retained by either Glass Lewis or Los Angeles Capital. Glass Lewis retains (1) records of proxy statements received regarding client securities, and (2) records of each vote cast. Los Angeles Capital retains (1) copies of its proxy policies, procedures, and Firm Guidelines; (2) copies of any document created by Los Angeles Capital that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; (3) each written client request for information on how the adviser voted proxies on behalf of the client; (4) a copy of any written response by Los Angeles Capital to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client; and (5) regulatory filings related to proxy voting.
ERISA Accounts
Los Angeles Capital’s maintains access to proxy voting records (both procedures and actions taken in individual situations) to enable the named fiduciary to determine whether Los Angeles Capital is fulfilling its obligations. Such records may be maintained via Glass Lewis’ electronic system. Retention may include: (1) issuer name and meeting; (2) issues voted on and record of the vote; (3) number of shares eligible to be voted on the record date; (4) number of shares voted; and (5) where appropriate, cost‐benefit analyses.
Duration
Proxy voting books and records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such records. For the first two years, the records are fully accessible in Los Angeles Capital’s office and electronically.

WESTFIELD
CAPITAL MANAGEMENT

Proxy Voting

Introduction
Westfield will offer to vote proxies for all client accounts. Westfield believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance. Therefore, Westfield seeks to vote all proxies in the best interest of clients which includes ERISA plan participants and beneficiaries, as applicable. Westfield also recognizes that the voting of proxies with respect to securities held in client accounts is an investment responsibility having economic value. Based on this, Westfield votes all ballots received for client accounts and covers all costs associated with voting proxy ballots.

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”), Westfield has adopted and implemented policies and procedures that they believe are reasonably designed to ensure that proxies are voted in the best interest of clients. Westfield’s authority to vote proxies for their clients is established in writing, usually by the investment advisory contract. Clients can change such authority at any time with prior written notice to Westfield. Clients can also contact their Marketing representative or the Operations Department (wcmops@wcmgmt.com) for a report of how their accounts’ securities were voted.

Oversight of Proxy Voting Function
Westfield has engaged a third-party service provider, Institutional Shareholder Services, Inc. (the “vendor”), to assist with proxy voting. The Operation’s Proxy team will:

▪oversee the vendor; this includes working with the Compliance team in performing annual audits of the proxy votes and conducting annual due diligence;
▪ensure required proxy records are retained according to applicable rules and regulations and internal policy;
▪distribute proxy reports prepared by the vendor for internal and external requests;
▪review the proxy policy and voting guidelines at least annually; and
▪identify material conflicts of interest that may impair Westfield’s ability to vote shares in clients’ best interest.
Proxy Voting Guidelines
Westfield utilizes the vendor’s proxy voting guidelines, which consider market-specific best practices, transparency, and disclosure when addressing shareholder matters. Westfield does not select a client’s voting policy. Clients must choose the policy that best fits their requirements. Clients may choose to vote in accordance with the vendor’s U.S. proxy voting guidelines (i.e., Standard Guidelines), Taft-Hartley guidelines which are in full conformity with the AFL-CIO’s proxy voting guidelines, Socially Responsible Investing Guidelines (“SRI”) or Sustainability Guidelines. A summary of ISS’ voting guidelines is located at the end of this policy.

The vendor reviews the above listed policies annually to ensure they are still considering market-specific best practices, transparency, and disclosure when addressing shareholder matters. Westfield reviews these changes annually to ensure they are in clients’ best interests.

Generally, information on Westfield’s proxy voting decisions or status of votes will not be communicated or distributed to external solicitors. On occasion, Westfield may provide such information to solicitors if it is believed that a response will benefit clients, or a response is requested from the Westfield security analyst or portfolio manager. Westfield is required to disclose all say-on-pay votes on an annual basis in its Form N-PX filing to the SEC.

Proxy Voting Process
The vendor tracks proxy meetings and reconciles proxy ballots received for each meeting. Westfield will use best efforts in obtaining any missing ballots; however, only those proxy ballots the vendor has received will be voted. For any missing ballots, the vendor and/or Westfield will contact custodians to locate such ballots. Since there can be many factors affecting proxy ballot retrieval, it is possible that Westfield will not receive a ballot in time to place a vote. Clients who participate in securities lending programs should be aware that Westfield will not call back any shares on loan for proxy voting purposes. However, Westfield could request a client call back shares if they determine there is the potential for a material benefit in doing so.

For each meeting, the vendor reviews the agenda and applies a vote recommendation for each proposal based on the written guidelines assigned to the applicable accounts. Proxies will be voted in accordance with the guidelines, unless the Westfield analyst or portfolio manager believes that following the vendor’s guidelines would not be in the clients’ best interests.
With limited exceptions, an analyst or portfolio manager may request to override the Standard or the Sustainability Guidelines at any time on or before the meeting cutoff date. When there is an upcoming material meeting (also referred to as “significant votes”), the Proxy team will bring the identified ballots to the analyst’s or portfolio manager’s attention. Westfield utilizes the vendor’s classification to determine materiality (e.g. mergers, acquisitions, proxy contests). If the analyst or portfolio manager chooses to vote against the vendor’s stated guidelines in any instance, he/she must make the request in writing and provide a rationale for the vote against the stated guidelines. No analyst or portfolio manager overrides are permitted in the Taft-Hartley and SRI guidelines.

Conflicts of Interest
Compliance and the Proxy team are responsible for identifying conflicts of interest that could arise when voting proxy ballots on behalf of Westfield’s clients. Per Westfield’s Code of Ethics and other internal policies, all employees should avoid situations where potential conflicts may exist. Westfield has put in place certain reviews to ensure proxies are voted solely on the investment merits of the proposal. In identifying potential conflicts, Compliance will review many factors, including, but not limited to existing relationships with Westfield or an employee, and the vendor’s disclosed conflicts. If an actual conflict of interest is identified, it is reviewed by the Compliance and/or Proxy teams. If it is determined that the conflict is material in nature, the analyst or portfolio manager may not override the vendor’s recommendation. Westfield’s material conflicts are coded within the vendor’s system. These meetings are flagged within the system to ensure Westfield does not override the vendor’s recommendations.

Annually, Westfield will review the vendor’s policies regarding their disclosure of their significant relationships to determine if there are conflicts that would impact Westfield. Westfield will also review their Code of Ethics which specifically identifies their actual or potential conflicts. During the annual due diligence meeting, Westfield ensures that the vendor has firewalls in place to separate the staff that performs proxy analyses and research from the members of ISS Corporate Solutions, Inc.

Proxy Reports
Westfield can provide account specific proxy reports to clients upon request or at scheduled time periods (e.g., quarterly). Client reporting requirements typically are established during the initial account set-up stage, but clients may modify this reporting schedule at any time with prior written notice to Westfield. The reports will contain at least the following information:

▪company name
▪meeting agenda
▪how the account voted on each agenda item
▪how management recommended the vote to be cast on each agenda item
▪rationale for any votes against the established guidelines (rationale is not always provided for votes that are in-line with guidelines since these are set forth in the written guidelines)
Recordkeeping
In accordance with Rule 204-2 of the Investment Advisers Act of 1940, proxy voting records will be maintained for at least five years. The following records will be retained by either Westfield or the proxy vendor:
•a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect during the required time period;
•electronic or paper copies of each proxy statement received by Westfield or the vendor with respect to securities in client accounts (Westfield may also rely on obtaining copies of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);
•records of each vote cast for eachclient;
•documentation created by Westfield that were material to making a decision on how to vote proxies or memorializes the basis for such decision (basis for decisions voted in line with policy is provided in the written guidelines);
•written reports to clients on proxy voting and all client requests for information and Westfield’s response;
•disclosure documentation to clients on how they may obtain information on how Westfield voted their securities

ISS

UNITED STATES

Concise Proxy Voting Guidelines
Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2025
Published January 15, 2025

WWW.ISSGOVERNANCE.COM

The policies contained herein are a sampling only of selected key ISS U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:
https://www.issgovernance.com/policy-gateway/voting-policies/
Board of Directors
Voting on Director Nominees in Uncontested Elections
General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees0F considered on case-by-case basis):
Independence
Vote against1F or withhold from non-independent directors (Executive Directors and Non-Independent Non- Executive Directors per ISS’ Classification of Directors) when:
▪Independent directors comprise 50 percent or less of the board;
▪The non-independent director serves on the audit, compensation, or nominating committee;
▪The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
▪The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.
Composition
Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year 2F ) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

▪Medical issues/illness;
▪Family emergencies; and
▪Missing only one meeting (when the total of all meetings is three or fewer).

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1 A "new nominee" is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.
2 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
3 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

▪Sit on more than five public company boards; or
▪Are CEOs of public companies who sit on the boards of more than two public companies besides their own -
withhold only at their outside boards4.

Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company's board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members.5 An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

▪The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:
▪Disclosed outreach efforts by the board to shareholders in the wake of the vote;
▪Rationale provided in the proxy statement for the level of implementation;
▪The subject matter of the proposal;
▪The level of support for and opposition to the resolution in past meetings;
▪Actions taken by the board in response to the majority vote and its engagement with shareholders;
▪The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
▪Other factors as appropriate.
▪The board failed to act on takeover offers where the majority of shares are tendered;
▪At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

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4 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.
5 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:
▪The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
▪The company's response, including:
▪Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
▪Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition; and
▪Disclosure of specific and meaningful actions taken to address shareholders' concerns;
▪Other recent compensation actions taken by the company;
▪Whether the issues raised are recurring or isolated;
▪The company's ownership structure; and
▪Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
▪The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability
Problematic Takeover Defenses, Capital Structure, and Governance Structure

Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:
▪The company has a poison pill with a deadhand or slowhand feature5F ;
▪The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
▪The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders. 7

Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:

•The trigger threshold and other terms of the pill;
•The disclosed rationale for the adoption;
•The context in which the pill was adopted, (e.g., factors such as the company's size and stage of development, sudden changes in its market capitalization, and extraordinary industry-wide or macroeconomic events);
•A commitment to put any renewal to a shareholder vote;
•The company's overall track record on corporate governance and responsiveness to shareholders; and
•Other factors as relevant.

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6 If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.
7 Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights 7F .

Exceptions to this policy will generally be limited to:

▪Newly-public companies8F with a sunset provision of no more than seven years from the date of going public;
▪Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
▪Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
▪The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Problematic Governance Structure: For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

▪Supermajority vote requirements to amend the bylaws or charter;
▪A classified board structure; or
▪Other egregious provisions.

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
▪The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
▪Disclosure by the company of any significant engagement with shareholders regarding the amendment;
▪The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
▪The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
▪The company's ownership structure;

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8 This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).
9 Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

▪The company's existing governance provisions;
▪The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
▪Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

▪Classified the board;
▪Adopted supermajority vote requirements to amend the bylaws or charter;
▪Eliminated shareholders' ability to amend bylaws;
▪Adopted a fee-shifting provision; or
▪Adopted another provision deemed egregious.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:
▪The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders' rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

▪A classified board structure;
▪A supermajority vote requirement;
▪Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
▪The inability of shareholders to call special meetings;
▪The inability of shareholders to act by written consent;
▪A multi-class capital structure; and/or
▪A non-shareholder-approved poison pill.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

▪The presence of a shareholder proposal addressing the same issue on the same ballot;
▪The board's rationale for seeking ratification;
▪Disclosure of actions to be taken by the board should the ratification proposal fail;
▪Disclosure of shareholder engagement regarding the board’s ratification request;
▪The level of impairment to shareholders' rights caused by the existing provision;

▪The history of management and shareholder proposals on the provision at the company’s past meetings;
▪Whether the current provision was adopted in response to the shareholder proposal;
▪The company's ownership structure; and
▪Previous use of ratification proposals to exclude shareholder proposals.

Problematic Audit-Related Practices
Generally vote against or withhold from the members of the Audit Committee if:

▪The non-audit fees paid to the auditor are excessive;
▪The company receives an adverse opinion on the company’s financial statements from its auditor; or
▪There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:
▪Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

▪There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
▪The company maintains significant problematic pay practices; or
▪The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

▪The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
▪The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

▪The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
▪The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
▪Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
▪Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
▪Any other relevant factors.

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain 10 generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy :

▪Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
▪Board governance measures;
▪Corporate strategy;
▪Risk management analyses; and
▪Metrics and targets.
▪Appropriate GHG emissions reduction targets.

At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company's operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:
▪Material failures of governance, stewardship, risk oversight11, or fiduciary responsibilities at the company;
▪Failure to replace management as appropriate; or
▪Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
Voting on Director Nominees in Contested Elections
Vote-No Campaigns
General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

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10 Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.
11 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

Proxy Contests/Proxy Access
General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

▪Long-term financial performance of the company relative to its industry;
▪Management’s track record;
▪Background to the contested election;
▪Nominee qualifications and any compensatory arrangements;
▪Strategic plan of dissident slate and quality of the critique against management;
▪Likelihood that the proposed goals and objectives can be achieved (both slates); and
▪Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals
Independent Board Chair
General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

▪The scope and rationale of the proposal;
▪The company's current board leadership structure;
▪The company's governance structure and practices;
▪Company performance; and
▪Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

▪A majority non-independent board and/or the presence of non-independent directors on key board committees;
▪A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
▪The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
▪Evidence that the board has failed to oversee and address material risks facing the company;
▪A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
▪Evidence that the board has failed to intervene when management’s interests are contrary to shareholders' interests.

Shareholder Rights & Defenses
Shareholder Ability to Act by Written Consent
General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

▪Shareholders' current right to act by written consent;
▪The consent threshold;
▪The inclusion of exclusionary or prohibitive language;
▪Investor ownership structure; and
▪Shareholder support of, and management's response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

▪An unfettered 12 right for shareholders to call special meetings at a 10 percent threshold;
▪A majority vote standard in uncontested director elections;
▪No non-shareholder-approved pill; and
▪An annually elected board.
Shareholder Ability to Call Special Meetings
General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

▪Shareholders’ current right to call special meetings;
▪Minimum ownership threshold necessary to call special meetings (10 percent preferred);
▪The inclusion of exclusionary or prohibitive language;
▪Investor ownership structure; and
▪Shareholder support of, and management’s response to, previous shareholder proposals.
Virtual Shareholder Meetings
General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to

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12 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

disclose the circumstances under which virtual-only13 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.
Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

▪Scope and rationale of the proposal; and
▪Concerns identified with the company’s prior meeting practices.

Capital/Restructuring
Common Stock Authorization
General Authorization Requests
General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

▪If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
▪If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
▪If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
▪In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

▪The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
▪On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
▪The company has a non-shareholder approved poison pill (including an NOL pill); or
▪The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

▪In, or subsequent to, the company's most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
▪The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
▪A government body has in the past year required the company to increase its capital ratios.

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13 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests
General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

▪twice the amount needed to support the transactions on the ballot, and
▪the allowable increase as calculated for general issuances above.
Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.
General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

Mergers and Acquisitions
General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

▪Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
▪Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
▪Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
▪Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
▪Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
▪Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions
The main purpose of SPACs is to identify and acquire a viable target within a specified timeframe, and failure to achieve this objective within the allotted time calls into question management's ability to execute its primary objective. The end of that timeframe is generally referred to as the termination date.
General Recommendation: Generally support requests to extend the termination date by up to one year from the SPAC's original termination date (inclusive of any built-in extension options, and accounting for prior extension requests).
Other factors that may be considered include: any added incentives, business combination status, other amendment terms, and, if applicable, use of money in the trust fund to pay excise taxes on redeemed shares.

Compensation
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Say- on-Pay)
General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

▪There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
▪The company maintains significant problematic pay practices; or
▪The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

▪There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for- performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
▪The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
▪The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
▪The situation is egregious.
Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices14, this analysis considers the following:

1.Peer Group.15 Alignment:

▪The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
▪The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
▪The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.

2.Absolute Alignment16 – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

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14 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
15 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
16 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

▪The ratio of performance- to time-based incentive awards;
▪The overall ratio of performance-based compensation to fixed or discretionary pay;
▪The rigor of performance goals;
▪The complexity and risks around pay program design;
▪The transparency and clarity of disclosure;
▪The company's peer group benchmarking practices;
▪Financial/operational results, both absolute and relative to peers;
▪Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
•Realizable pay17 compared to grant pay; and
▪Any other factors deemed relevant.

Problematic Pay Practices
Problematic pay elements are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

▪Problematic practices related to non-performance-based compensation elements;
▪Incentives that may motivate excessive risk-taking or present a windfall risk; and
▪Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

▪Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
▪Extraordinary perquisites or tax gross-ups;
▪New or materially amended agreements that provide for:
▪Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
▪CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers) or in connection with a problematic Good Reason definition;
▪CIC excise tax gross-up entitlements (including "modified" gross-ups);
▪Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
▪Liberal CIC definition combined with any single-trigger CIC benefits;
▪Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;
▪Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason); or
▪Any other provision or practice deemed to be egregious and present a significant risk to investors.

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17 ISS research reports include realizable pay for S&P1500 companies.

The above examples are not an exhaustive list. Please refer to ISS' U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

▪Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
▪Duration of options backdating;
▪Size of restatement due to options backdating;
▪Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
▪Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

▪Failure to respond to majority-supported shareholder proposals on executive pay topics; or
▪Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
▪Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
▪Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
▪Disclosure of specific and meaningful actions taken to address shareholders' concerns;
▪Other recent compensation actions taken by the company;
▪Whether the issues raised are recurring or isolated;
▪The company's ownership structure; and
▪Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Equity-Based and Other Incentive Plans
Please refer to ISS' U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans18 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "Equity Plan Scorecard" (EPSC) approach with three pillars:

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18 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

▪Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
SVT based only on new shares requested plus shares remaining for future grants.

▪Plan Features:
▪Quality of disclosure around vesting upon a change in control (CIC);
▪Discretionary vesting authority;
▪Liberal share recycling on various award types;
▪Lack of minimum vesting period for grants made under the plan;
▪Dividends payable prior to award vesting.

▪Grant Practices:
▪The company’s three-year burn rate relative to its industry/market cap peers;
▪Vesting requirements in CEO's recent equity grants (3-year look-back);
▪The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
▪The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
▪Whether the company maintains a sufficient claw-back policy;
▪Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors ("overriding factors") apply:

▪Awards may vest in connection with a liberal change-of-control definition;
▪The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);
▪The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
▪The plan is excessively dilutive to shareholders' holdings;
▪The plan contains an evergreen (automatic share replenishment) feature; or
▪Any other plan features are determined to have a significant negative impact on shareholder interests.
Social and Environmental Issues
Global Approach – E&S Shareholder Proposals
ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

▪If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;

▪If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
▪Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
▪The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
▪Whether there are significant controversies, fines, penalties, or litigation associated with the company's practices related to the issue(s) raised in the proposal;
▪If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
▪If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
Climate Change
Say on Climate (SoC) Management Proposals
General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan19 taking into account the completeness and rigor of the plan.
Information that will be considered where available includes the following:

▪The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
▪Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
▪The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);
▪Whether the company has sought and received third-party approval that its targets are science-based;
▪Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
▪Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
▪Whether the company’s climate data has received third-party assurance;
▪Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
▪Whether there are specific industry decarbonization challenges; and
▪The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals
General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

▪The completeness and rigor of the company’s climate-related disclosure;
▪The company’s actual GHG emissions performance;
▪Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and

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19 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

▪Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions
General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

▪Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
▪The company's level of disclosure compared to industry peers; and
▪Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

▪The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
▪The company's level of disclosure is comparable to that of industry peers; or
▪There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

▪Whether the company provides disclosure of year-over-year GHG emissions performance data;
▪Whether company disclosure lags behind industry peers;
▪The company's actual GHG emissions performance;
▪The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
▪Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
Racial Equity and/or Civil Rights Audit Guidelines
General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

▪The company’s established process or framework for addressing racial inequity and discrimination internally;
▪Whether the company adequately discloses workforce diversity and inclusion metrics and goals;
▪Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;
▪Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;
▪The company’s track record in recent years of racial justice measures and outreach externally; and
▪Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.

ESG Compensation-Related Proposals
General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company's approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:

▪The scope and prescriptive nature of the proposal;
▪The company's current level of disclosure regarding its environmental and social performance and governance;
▪The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and
▪Whether the company has significant controversies or regulatory violations regarding social or environmental issues.

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TAFT-HARTLEY PROXY VOTING GUIDELINES

ISS

UNITED STATES

TAFT-HARTLEY PROXY VOTING
GUIDELINES
2025 Executive Summary

Published January 17, 2025

WWW.ISSGOVERNANCE.COM

Introduction    3
Board of Directors    4
Voting on Director Nominees in Uncontested Elections    4
Board Size    5
Board Diversity    5
Majority Threshold Voting Requirement for Director Elections    5
Cumulative Voting    5
Shareholder Access to the Proxy    6
Takeover Defenses / Shareholder Rights    6
Poison Pills    6
Proxy Contests — Voting for Director Nominees in Contested Elections    6
Capital Structure    7
Increase Authorized Common Stock    7
Reverse Stock Splits    7
Dual Class Structures    7
Preferred Stock Authorization    7
Share Repurchase Programs    8
Auditor Ratification    9
Auditor Independence    9
Mergers, Acquisitions, and Restructurings    10
Mergers and Acquisitions    10
Reincorporation    10
Executive Compensation    11
Equity Incentive Plans    11
Options Backdating    11
Advisory Votes on Executive Compensation – Management Say-on-Pay Proposals (MSOP)    11
Golden Parachutes    12
Proposals to Limit Executive and Director Pay    12
Corporate Responsibility & Accountability    13
Corporate and Supplier Codes of Conduct    13
Greenhouse Gas Emissions    13
Sustainability Reporting and Planning    13
Hydraulic Fracturing    14
Workplace Practices and Human Rights    14
Environmental Justice    14
Just Transition    14

Introduction
The proxy voting policy of ISS’ Taft-Hartley Advisory Services is based upon the AFL-CIO Proxy Voting Guidelines, which comply with all the fiduciary standards delineated by the U.S. Department of Labor.

Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act (ERISA). ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy voting authority solely in the economic interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria and that a clear process exists for evaluating proxy issues.

The Taft-Hartley Advisory Services voting policy was carefully crafted to meet those requirements by promoting long-term shareholder value, emphasizing the “economic best interests” of plan participants and beneficiaries. Taft-Hartley Advisory Services will assess the short-term and long-term impact of a vote and will promote a position that is consistent with the long-term economic best interests of plan members embodied in the principle of a “worker-owner view of value.”

The Taft-Hartley Advisory Services guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests, auditor ratification, and tender offer defenses – all significant voting items that affect long-term shareholder value. In addition, these guidelines delve deeper into workplace issues that may have an impact on corporate performance, including:

▪Corporate policies that affect job security and wage levels;
▪Corporate policies that affect local economic development and stability;
▪Corporate responsibility to employees, communities, and the environment; and
▪Workplace safety and health issues.

Taft-Hartley Advisory Services shall analyze each proxy on a case-by-case basis, informed by the guidelines outlined in the following pages. Taft-Hartley Advisory Services does not intend for these guidelines to be exhaustive. It is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Taft-Hartley Advisory Services’ guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker-owner view of long-term corporate value. Taft-Hartley Advisory Services shall revise its guidelines as events warrant and will remain in conformity with the AFL-CIO proxy voting policy.

The policies contained herein are a sampling only of selected key Taft-Hartley Advisory Services U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:
https://www.issgovernance.com/policy-gateway/voting-policies/

Board of Directors
Voting on Director Nominees in Uncontested Elections
Electing directors is the single most important stock ownership right that shareholders can exercise. The board of directors is responsible for holding management accountable to performance standards on behalf of the shareholders. Taft-Hartley Advisory Services supports annually elected boards and holds directors to a high standard when voting on their election, qualifications, and compensation.

Taft-Hartley Advisory Services believes votes should be cast in a manner that will encourage the independence of boards. In particular, the Taft-Hartley guidelines board independence standards require a two-thirds majority independent board. The Taft-Hartley guidelines also employ a higher bar on director independence classifications and consider directors who have been on the board for a period exceeding 10 years as non-independent directors. Furthermore, key board committees should be composed entirely of independent directors. Taft-Hartley Advisory Services supports shareholders proposals requesting the separation of the chairman and CEO positions and opposes the election of a non-independent chair.

Taft-Hartley Advisory Services takes into account the attendance records of directors, using a benchmark attendance rate of 75 percent of board and committee meetings. Cases of chronic poor attendance without reasonable justification may also warrant adverse recommendations for nominating/governance committees or the full board. Taft-Hartley Advisory Services will also vote against a director nominee who serves on an excessive number of boards. A non-CEO director will be deemed "overboarded" if he/she sits on more than four public company boards while CEO directors will be considered as such if they serve on more than one public company board besides their own. Furthermore, adverse recommendations for directors may be warranted at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain1, Taft-
Hartley Advisory Services will generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where it is determined that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

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1 Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

Board Size
While there is no hard and fast rule among institutional investors as to what may be an optimal board size, a board that is too large may function inefficiently. Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin. Given that the preponderance of boards in the U.S. range between five and fifteen directors, many institutional investors believe this benchmark is a useful standard for evaluating such proposals. Taft-Hartley Advisory Services will generally vote against any proposal seeking to amend the company’s board size to fewer than five seats or more than fifteen seats.

Board Diversity
Taft-Hartley Advisory Services will generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) for companies where there are no women on the company's board or for companies in the Russell 3000 or S&P 1500 indices where the board has no apparent racially or ethnically diverse members2.

Taft-Hartley Advisory Services will support shareholder proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of director. Taft-Hartley fiduciaries generally believe that increasing diversity in the boardroom better reflects a company’s workforce, customers and community, and enhances shareholder value.

Majority Threshold Voting Requirement for Director Elections
Taft-Hartley fiduciaries believe shareholders should have a greater voice regarding the election of directors and view majority threshold voting as a viable alternative to the current deficiencies of the plurality system in the U.S. Shareholders have expressed strong support for resolutions on majority threshold voting. Taft-Hartley Advisory Services supports proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, provided the proposal includes a carve-out for a plurality voting standard in contested director elections.

Cumulative Voting
Under a cumulative voting scheme, shareholders are permitted to have one vote per share for each director to be elected and may apportion these votes among the director candidates in any manner they wish. This voting method allows minority shareholders to influence the outcome of director contests by “cumulating” their votes for one nominee, thereby creating a measure of independence from management control. Taft-Hartley Advisory Services will generally vote against proposals to eliminate cumulative voting, and for proposals to allow cumulative voting.

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2 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

Shareholder Access to the Proxy
Many investors view proxy access as an important shareholder right, one that is complementary to other best- practice corporate governance features. Taft-Hartley Advisory Services is generally supportive of reasonably crafted shareholder proposals advocating for the ability of long-term shareholders to cost-effectively nominate director candidates that represent their interests on management’s proxy card. Shareholder proposals that have the potential to result in abuse of the proxy access right by way of facilitating hostile takeovers will generally not be supported.

Takeover Defenses / Shareholder Rights
Topics evaluated in this category include shareholders' ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

Taft-Hartley Advisory Services will generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in- person meeting.

Taft-Hartley Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

Poison Pills
Shareholder rights plans, more commonly known as poison pills, are warrants issued to shareholders allowing them to purchase shares from the company at a price far below market value when a certain ownership threshold has been reached, thereby effectively preventing a takeover. Poison pills can entrench management and give the board veto power over takeover bids, thereby altering the balance of power between shareholders and management. While poison pills are evaluated on a case-by-case basis depending on a company’s particular set of circumstances, Taft-Hartley Advisory Services will generally vote for proposals to submit a company’s poison pill to shareholder vote and/or eliminate or redeem poison pills.

Proxy Contests — Voting for Director Nominees in Contested Elections
Contested elections of directors frequently occur when a board candidate or “dissident slate” seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a case-by-case basis with several considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company.

Capital    Structure
Increase Authorized Common Stock
Corporations seek shareholder approval to increase their supply of common stock for a variety of business reasons. Taft-Hartley Advisory Services will vote for proposals to increase authorized common stock when management has provided a specific justification for the increase, evaluating proposals on a case-by-case basis. An increase of up to 50 percent is enough to allow a company to meet its capital needs. Taft-Hartley Advisory Services will vote against proposals to increase an authorization by more than 50 percent unless management provides compelling reasons for the increase. Adverse recommendations would be considered warranted if the proposal or the company’s prior or ongoing use of authorized shares is problematic (e.g., the company has a non-shareholder approved poison pill).

Reverse Stock Splits
Reverse splits exchange multiple shares for a lesser amount to increase share price. Evaluation of management proposals to implement a reverse stock split will take into account whether there is a corresponding proportional decrease in authorized shares. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by way of reducing the number of shares outstanding, while leaving the number of authorized shares to be issued at the pre-split level. Taft-Hartley Advisory Services also considers if the reverse stock split is necessary to maintain listing of a company's stock on the national stock exchanges, or if there is substantial doubt about the company's ability to continue as a going concern without additional financing.

Taft-Hartley Advisory Services generally supports a reverse stock split if the number of authorized shares will be reduced proportionately. When there is not a proportionate reduction of authorized shares, Taft-Hartley trustees should oppose such proposals unless a stock exchange has provided notice to the company of a potential delisting.

Dual Class Structures
Taft-Hartley Advisory Services does not support dual share class structures. Incumbent management can use a dual class structure to gain unequal voting rights. A separate class of shares with superior voting rights can allow management to concentrate its power and insulate itself from the majority of its shareholders. An additional drawback is the added cost and complication of maintaining the two-class system. Taft-Hartley Advisory Services will vote for a one share, one vote capital structure, and vote against the creation or continuation of dual class structures.

Preferred Stock Authorization
Preferred stock is an equity security which has certain features similar to debt instruments- such as fixed dividend payments and seniority of claims to common stock - and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue. Taft-Hartley Advisory Services will generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Taft-Hartley Advisory Services will also consider company-specific factors including the company’s prior or ongoing use of authorized shares, disclosure on specific reasons/rationale for the proposed increase, the dilutive impact of the request, disclosure of specific risks to shareholders of not approving the request, and whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Share Repurchase Programs
While most U.S. companies can and do implement share buyback programs via board resolutions without shareholder votes, there are exceptions to this rule. Certain financial institutions, for example, are required by their regulators to receive shareholder approval for buyback programs. In addition, certain U.S.-listed cross-market companies are required by the law of their country of incorporation to receive shareholder approval to grant the board the authority to repurchase shares.

For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, Taft-Hartley Advisory Services will vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns. Taft-Hartley Advisory Services will vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from executives at a premium to market price.

Auditor Ratification
Auditor Independence
Auditors are the backbone upon which a company’s financial health is measured, and auditor independence is essential for rendering objective opinions upon which investors then rely. When an auditor is paid more in consulting fees than for auditing, its relationship with the company is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, auditor tenure, as well as whether the ratification of auditors has been put up for shareholder vote. Failure by a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.

Taft-Hartley Advisory Services will vote against the ratification of a company’s auditor if it receives more than one- quarter of its total fees for consulting or if auditor tenure has exceeded seven years. A vote against the election of Audit Committee members will also be recommended when auditor ratification is not included on the proxy ballot and/or when consulting fees exceed audit fees. Taft-Hartley Advisory Services supports shareholder proposals to ensure auditor independence and effect mandatory auditor ratification.

Mergers, Acquisitions, and Restructurings
Taft-Hartley Advisory Services votes for corporate transactions that take the high road to competitiveness and company growth. Taft-Hartley Advisory Services believes that structuring merging companies to build long-term relationships with a stable and quality work force and preserving good jobs creates long-term company value. Taft- Hartley Advisory Services opposes corporate transactions which indiscriminately lay off workers and shed valuable competitive resources.

Mergers and Acquisitions
Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case- by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

Reincorporation
For a company that seeks to reincorporate, Taft-Hartley Advisory Services evaluates the merits of the move on a case-by-case basis, taking into consideration both financial and corporate governance concerns including the reasons for reincorporation, a comparison of both the company's governance practices and provisions prior to and following the reincorporation, and corporation laws of original state and destination state.

Executive Compensation
Equity Incentive Plans
Taft-Hartley Advisory Services supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to sustained performance. Stock options and other forms of equity compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company— and shareholders— prosper together. Poorly designed equity award programs can encourage excessive risk-taking behavior and incentivize executives to pursue corporate strategies that promote short-term stock price to the ultimate detriment of long-term shareholder value.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. Stock options that are awarded selectively and excessively can dilute shareholders’ share value and voting power. In general, Taft-Hartley Advisory Services supports plans that are offered at fair terms to executives who satisfy well-defined performance goals. Option plans are evaluated on a case-by-case basis, taking into consideration factors including: exercise price, voting power dilution, equity burn rate, executive concentration ratios, pay-for-performance, and the presence of any repricing provisions.

Options Backdating
Options backdating has serious implications and has resulted in financial restatements, delisting of companies, and/or the termination of executives or directors. When options backdating has taken place, Taft-Hartley Advisory Services may consider recommending against or withholding votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions taken by the board. Taft-Hartley Advisory Services adopts a case-by-case approach to the options backdating issue to differentiate companies that had sloppy administration versus those that had committed fraud, as well as those companies that have since taken corrective action. Instances in which companies have committed fraud are more disconcerting, and Taft-Hartley Advisory Services will look to them to adopt formal policies to ensure that such practices will not re-occur in the future.

Advisory Votes on Executive Compensation – Management Say-on-Pay Proposals (MSOP)
The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “Say on Pay”), an advisory vote on the frequency of Say on Pay, as well as a shareholder advisory vote on golden parachute compensation. Taft-Hartley Advisory Services believes that executive pay programs should be fair, competitive, reasonable, and appropriate, and that pay for performance should be a central tenet in executive compensation philosophy. Taft-Hartley Advisory Services will vote against MSOP proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, or the board exhibits a significant level of poor communication and responsiveness to shareholders.

Taft-Hartley Advisory Services also supports annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Golden Parachutes
Golden parachutes are designed to protect the senior level employees of a corporation in the event of a change-in- control. Under most golden parachute agreements, senior level management employees receive a lump sum pay- out triggered by a change-in-control at usually two to three times base salary. These severance agreements can grant extremely generous benefits to well-paid executives and most often offer no value to shareholders. Taft- Hartley Advisory Services will evaluate golden parachutes compensation and shareholder proposals to have all golden parachute agreements submitted for shareholder ratification on a case-by-case basis, consistent with Taft- Hartley Advisory Services' policies on problematic pay practices related to severance packages.

Proposals to Limit Executive and Director Pay
Taft-Hartley Advisory Services will vote for shareholder proposals that seek additional disclosure of executive and director pay information. Taft-Hartley Advisory Services will also vote for shareholder proposals that seek to eliminate outside directors’ retirement benefits. Taft-Hartley Advisory Services reviews on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to non-financial factors such as corporate downsizing, customer/employee satisfaction, community involvement, human rights, social and environmental goals, and performance.

Corporate Responsibility & Accountability
Taft-Hartley Advisory Services generally supports social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value. Taft-Hartley Advisory Services typically supports proposals that ask for disclosure reporting of information that is not available outside the company and not proprietary in nature. Such reporting is particularly most vital when it appears that a company has not adequately addressed shareholder concerns regarding social, workplace, environmental and/or other issues.

Corporate and Supplier Codes of Conduct
Taft-Hartley Advisory Services generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the “Declaration on Fundamental Principles and Rights At Work,” ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each member nation of the ILO body is bound to respect and promote these rights to the best of their abilities.

Taft-Hartley Advisory Services supports the implementation and reporting on ILO codes of conduct. Taft-Hartley Advisory Services also votes in favor of requests for an assessment of the company's human rights risks in its operation or in its supply chain, or report on its human rights risk assessment process.

Greenhouse Gas Emissions
Shareholder proposals asking a company to issue a report to shareholders – at reasonable cost and omitting proprietary information – on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, and their direct or indirect efforts to promote the view that global warming is not a threat.
Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost. Taft-Hartley Advisory Services generally supports greater disclosure on climate change-related proposals.

Sustainability Reporting and Planning
The concept of sustainability is commonly understood as meeting the needs of the present generation without compromising the ability of future generations to meet their own needs. Indeed, the term sustainability is complex and poses significant challenges for companies on many levels. Many in the investment community have termed this broader responsibility the “triple bottom line,” referring to the triad of performance goals related to economic prosperity, social responsibility, and environmental quality. In essence, the concept requires companies to balance the needs and interests of their various stakeholders while operating in a manner that sustains business growth for the long-term, supports local communities and protects the environment and natural capital for future generations.

Taft-Hartley Advisory Services generally supports shareholder proposals seeking greater disclosure on the company’s environmental and social practices, and/or associated risks and liabilities.

Hydraulic Fracturing
Shareholder proponents have elevated concerns on the use of hydraulic fracturing, an increasingly controversial process in which water, sand, and a mix of chemicals is blasted horizontally into tight layers of shale rock to extract natural gas. As this practice has gained more widespread use, environmentalists have raised concerns that the chemicals mixed with sand and water to aid the fracturing process can contaminate ground water supplies.
Proponents of resolutions at companies that employ hydraulic fracturing are also concerned that wastewater produced by the process could overload the waste treatment plants to which it is shipped. Shareholders have asked companies that utilize hydraulic fracturing to report on the environmental impact of the practice and to disclose policies aimed at reducing hazards from the process.

Taft-Hartley Advisory Services generally supports shareholder requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.

Workplace Practices and Human Rights
Taft-Hartley Advisory Services supports shareholder requests for workplace safety reports, including reports on accident risk reduction effort. In addition, Taft-Hartley Advisory Services will generally support proposals calling for action on equal employment opportunity and anti-discrimination, and requests to conduct an independent racial equity and/or civil rights audit.

Environmental Justice
Companies have faced proposals addressing environmental justice concerns, focused on vulnerable stakeholders – particularly communities of color and low-income communities – who are disproportionately impacted by environmental pollution. These heightened risks can be exacerbated by climate change. Taft-Hartley Advisory Services generally supports shareholder proposals requesting disclosure of an environmental justice report, as well as a third-party environmental justice assessment.

Just Transition
Companies have faced proposals requesting disclosure on the just transition – addressing stakeholder concerns within a company’s value chain with regards to the effects of climate change and the energy transition. Relevant stakeholder groups can include employees, suppliers (and workers in supply chains), communities impacted by operations, and other vulnerable groups potentially affected by a company’s climate change strategy. Just transition disclosure should adequately assess, consult on, and address impacts on affected stakeholders regarding climate change risks. Taft-Hartley Advisory Services generally supports shareholder proposals requesting just transition and labor protection disclosure, in alignment with the International Labour Organization, the World Benchmarking Alliance, and other generally accepted guidelines and indicators.

We empower investors and companies to build
for long-term and sustainable growth by providing high-quality data, analytics, and insight.

G E T S T A RT E D W I TH IS S S O L U TI O N S
Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2025 | Institutional Shareholder Services and/or its affiliates

SRI PROXY VOTING GUIDELINES
2025 Executive Summary

ISS

UNITED STATES

SRI PROXY VOTING GUIDELINES
2025 Executive Summary

Published January 17, 2025

WWW.ISSGOVERNANCE.COM

Introduction    3
Management Proposals    4
Board of Directors    4
Board Responsiveness    5
Auditors    5
Takeover Defenses / Shareholder Rights    5
Miscellaneous Governance Provisions    5
Capital Structures    6
Executive and Director Compensation    6
Mergers and Corporate Restructurings    6
Mutual Fund Proxies    7
Shareholder Proposals    7
Shareholder Proposals on Corporate Governance and Executive Compensation    7
Shareholder Proposals on Social and Environmental Topics    7

Introduction
ISS’ Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that the companies in which they invest conduct their business in a socially and environmentally responsible manner.

These dual objectives carry through to socially responsible investors' proxy voting activity once the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with sustainable economic returns to shareholders and good corporate governance but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Social Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual fund companies as our frame of reference. Additionally, we incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.

On matters of corporate governance, executive compensation, and corporate structure, Social Advisory Services guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole.

The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. We note that there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at our decisions. Where Social Advisory Services acts as a voting agent for its clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social, and corporate governance topics, in addition to evolving market standards, regulatory changes, and client feedback.

The policies contained herein are a sampling only of selected key Social Advisory Services U.S. proxy voting guidelines and are not intended to be exhaustive. The complete guidelines can be found at:
https://www.issgovernance.com/policy-gateway/voting-policies/

Management Proposals
Board of Directors
Social Advisory Services considers director elections to be one of the most important voting decisions that shareholders make. Boards should be composed of a majority of independent directors and key board committees should be composed entirely of independent directors. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as chairman of the board. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders.

Social Advisory Services will generally oppose all director nominees if the board is not majority independent and will vote against or withhold from non-independent directors who sit on key board committees. Social Advisory Services will also vote against or withhold from incumbent members of the nominating committee, or other directors on a case-by-case basis, where the board is not comprised of at least 40 percent underrepresented gender identities1 or at least 20 percent racially or ethnically diverse directors. The election of directors who have failed to attend a minimum of 75 percent of board and committee meetings held during the year will be opposed. Furthermore, Social Advisory Services will vote against or withhold from a director nominee who serves on an excessive number of boards. A non-CEO director will be deemed "overboarded" if they sit on more than five public company boards while CEO directors will be considered as such if they serve on more than two public company boards besides their own.

In addition, Social Advisory Services will generally vote against or withhold from directors individually, committee members, or potentially the entire board, for failure to adequately guard against or manage ESG risks or for lack of sustainability reporting in the company's public documents and/or website in conjunction with a failure to adequately manage or mitigate ESG risks. For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain2 Social Advisory Services will generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where it has been determined that the company is not taking the minimum steps needed to be aligned with a Net Zero by 2050 trajectory.

Social Advisory Services supports requests asking for the separation of the positions of chairman and CEO, opposes the creation of classified boards, and reviews proposals to change board size on a case-by-case basis. Social Advisory Services also generally supports shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Social Advisory Services may vote against or

_______________________
1 Underrepresented gender identities include directors who identify as women or as non-binary.
2 Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

withhold from directors at companies where problematic pay practices exist and where boards have not been accountable or responsive to their shareholders.

Board Responsiveness
Social Advisory Services will vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal that received the support of a majority of the shares in the previous year. When evaluating board responsiveness issues, Social Advisory Services takes into account other factors, including the board's failure to act on takeover offers where the majority of shares are tendered; if at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Auditors
While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, Social Advisory Services believes that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Social Advisory Services will vote against the ratification of the auditor in cases where non-audit fees represent more than 25 percent of the total fees paid to the auditor in the previous year. Social Advisory Services supports requests asking for the rotation of the audit firm if the request includes a timetable of five years or more.

Takeover Defenses / Shareholder Rights
Topics evaluated in this category include shareholders' ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

Social Advisory Services will generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Social Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

Miscellaneous Governance Provisions
Social Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case- by-case basis, taking into account the impact on shareholder rights.

Capital Structures
Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.

Social Advisory Services supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. Social Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s prior or ongoing use of share authorizations and elements of the current request.

Executive and Director Compensation
The global financial crisis resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by management. The crisis raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk-taking and other unsustainable practices that could threaten a corporation‘s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and; b) exemplify the costly liabilities of failing to do so.

Social Advisory Services evaluates executive and director compensation by considering the presence of appropriate pay-for-performance alignment with long-term shareholder value, compensation arrangements that risk “pay for failure,” and an assessment of the clarity and comprehensiveness of compensation disclosures.
Shareholder proposals calling for additional disclosure on compensation issues or the alignment of executive compensation with social or environmental performance criteria are supported, while shareholder proposals calling for other changes to a company’s compensation programs are reviewed on a case-by-case basis.

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (Say on Pay), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Social Advisory Services will vote against Say on Pay proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

Social Advisory Services will evaluate whether pay quantum is in alignment with company performance, and consideration will also be given to whether the proportion of performance-contingent pay elements is sufficient in light of concerns with a misalignment between executive pay and company performance.

Social Advisory Services will vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach.

Mergers and Corporate Restructurings
Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case- by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

Mutual Fund Proxies
There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Social Advisory Services evaluates these proposals on a case-by-case basis taking into consideration recent trends and best practices at mutual funds.

Shareholder Proposals
Shareholder Proposals on Corporate Governance and Executive Compensation
Shareholder proposals topics include board-related issues, shareholder rights and board accountability issues, as well as compensation matters. Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. Social Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported. Social Advisory Services supports initiatives that seek to strengthen the link between executive pay and performance, including performance elements related to corporate social responsibility.

Shareholder Proposals on Social and Environmental Topics
Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights, the environment and energy, sustainability and climate, weapons, consumer welfare, animal welfare, and public safety.

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

▪The number and variety of shareholder resolutions on social and environmental issues has increased;
▪Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;
▪The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation; and
▪Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.

Social Advisory Services generally supports requests for additional disclosures that would allow shareholders to better assess the board and management's oversight of risks in the company’s operations. Social Advisory Services will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Social Advisory Services supports shareholder proposals that seek to improve a company’s public image or reduce its exposure to liabilities and risks.

We empower investors and companies to build
for long-term and sustainable growth by providing high-quality data, analytics, and insight.

G E T S T A RT E D W I TH IS S S O L U TI O N S
Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2025 | Institutional Shareholder Services and/or its affiliates

SUSTAINABILITY PROXY VOTING GUIDELINES

ISS

UNITED STATES

SUSTAINABILITY PROXY VOTING
GUIDELINES
2025 Executive Summary

Published January 17, 2025

WWW.ISSGOVERNANCE.COM

Introduction    3
Management Proposals    4
Board of Directors    4
Board Responsiveness    5
Auditors    5
Takeover Defenses / Shareholder Rights    5
Miscellaneous Governance Provisions    5
Capital Structures    6
Executive and Director Compensation    6
Mergers and Corporate Restructurings    6
Mutual Fund Proxies    6
Shareholder Proposals    7
Shareholder Proposals on Corporate Governance and Executive Compensation    7
Shareholder Proposals on Social and Environmental Topics    7

Introduction
ISS' Sustainability Advisory Services recognizes the growing view among investment professionals that sustainability or environmental, social, and corporate governance (ESG) factors could present material risks to portfolio investments. Whereas investment managers have traditionally analyzed topics such as board accountability and executive compensation to mitigate risk, greater numbers are incorporating ESG performance into their investment decision making in order to have a more comprehensive understanding of the overall risk profile of the companies in which they invest to ensure sustainable long-term profitability for their beneficiaries.

Investors concerned with portfolio value preservation and enhancement through the incorporation of sustainability factors can also carry out this active ownership approach through their proxy voting activity. In voting their shares, sustainability-minded investors are concerned not only with economic returns to shareholders and good corporate governance, but also with ensuring corporate activities and practices are aligned with the broader objectives of society. These investors seek standardized reporting on ESG issues, request information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives including affirmative support for related shareholder resolutions advocating enhanced disclosure and transparency.

Sustainability Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the objectives of sustainability-minded investors and fiduciaries. On matters of ESG import, ISS' Sustainability Policy seeks to promote support for recognized global governing bodies promoting sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights. Generally, ISS' Sustainability Policy will take as its frame of reference internationally recognized sustainability-related initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), United Nations Principles for Responsible Investment (UNPRI), United Nations Global Compact, Global Reporting Initiative (GRI), Carbon Principles, International Labour Organization Conventions (ILO), Ceres Roadmap 2030, Global Sullivan Principles, MacBride Principles, and environmental and social European Union Directives. Each of these efforts promote a fair, unified and productive reporting and compliance environment which advances positive corporate ESG actions that promote practices that present new opportunities or that mitigate related financial and reputational risks.

On matters of corporate governance, executive compensation, and corporate structure, the Sustainability Policy guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance.

These guidelines provide an overview of how ISS approaches proxy voting issues for subscribers of the Sustainability Policy. Sustainability Advisory Services notes there may be cases in which the final vote recommendation at a particular company varies from the voting guidelines due to the fact that Sustainability Advisory Services closely examines the merits of each proposal and consider relevant information and company-specific circumstances in arriving at decisions. To that end, ISS engages with both interested shareholders as well as issuers to gain further insight into contentious issues facing the company. Where ISS acts as voting agent for clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Sustainability Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social and corporate governance topics, as well as the evolution of market standards, regulatory changes and client feedback.

The policies contained herein are a sampling only of selected key Sustainability Advisory Services U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:
https://www.issgovernance.com/policy-gateway/voting-policies/

Management Proposals
Board of Directors
ISS' Sustainability Advisory Services considers director elections to be one of the most important voting decisions that shareholders make. Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management's performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Sustainability Advisory Services will generally oppose non-independent director nominees if the board is not composed of a majority of independent directors and will vote against or withhold from non-independent directors who sit on key board committees. Sustainability Advisory Services will also vote against or withhold from the chair of the nominating committee, or other nominees on a case-by-case basis, if the board lacks at least one director of an underrepresented gender identity1 or where the board has no apparent racially or ethnically diverse members. The election of directors who have failed to attend a minimum of 75 percent of board and committee meetings held during the year will be opposed. Furthermore, Sustainability Advisory Services will vote against or withhold from a director nominee who serves on an excessive number of boards. A non-CEO director will be deemed "overboarded" if they sit on more than five public company boards while CEO directors will be considered as such if they serve on more than two public company boards besides their own.

In addition, Sustainability Advisory Services will generally vote against or withhold from directors individually, committee members, or potentially the entire board, for failure to adequately guard against or manage ESG risks or for lack of sustainability reporting in the company's public documents and/or website in conjunction with a failure to adequately manage or mitigate ESG risks. For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain2, Sustainability Advisory Services will generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where it is determined that the company is not taking the minimum steps needed to be aligned with a Net Zero by 2050 trajectory.

Sustainability Advisory Services generally supports requests asking for the separation of the positions of chairman and CEO, and shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Sustainability Advisory Services may vote against or withhold from directors at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.
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1 Underrepresented gender identities include directors who identify as women or as non-binary.
2 Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

Board Responsiveness
Sustainability Advisory Services will vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal that received the support of a majority of the shares in the previous year. When evaluating board responsiveness issues, Sustainability Advisory Services takes into account other factors including the board's failure to act on takeover offers where the majority of shares are tendered; if at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Auditors
While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, Sustainability Advisory Services believes that outside accountants must ultimately be accountable to shareholders.
Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Sustainability Advisory Services will vote against the ratification of the auditor in cases where fees for non-audit services are excessive.

Takeover Defenses / Shareholder Rights
Topics evaluated in this category include shareholders' ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

Sustainability Advisory Services will generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Sustainability Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

Miscellaneous Governance Provisions
Sustainability Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case-by-case basis, taking into account the impact on shareholder rights.

Capital Structures
Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.

Sustainability Advisory Services supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. Sustainability Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s past use of share authorizations and elements of the current request.

Executive and Director Compensation
The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (Say on Pay), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Sustainability Advisory Services will vote against Say on Pay proposals if there is an unmitigated misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

Sustainability Advisory Services will vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach.

Mergers and Corporate Restructurings
Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case-by- case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

Mutual Fund Proxies
There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Sustainability Advisory Services evaluates these proposals on a case- by-case basis taking into consideration recent trends and best practices at mutual funds.

Shareholder Proposals
Shareholder Proposals on Corporate Governance and Executive Compensation
Shareholder proposals topics include board-related issues, shareholder rights and board accountability issues, as well as compensation matters. Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. Sustainability Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported.

Shareholder Proposals on Social and Environmental Topics
Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights, the environment and energy, sustainability and climate, weapons, consumer welfare, and public safety.

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company.
Among the reasons for this change are:

▪The number and variety of shareholder resolutions on social and environmental issues has increased;
▪Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;
▪The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation; and
▪Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.

While focusing on value enhancement through risk mitigation and exposure to new sustainability-related opportunities, these resolutions also seek standardized reporting on ESG issues, request information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives to promote disclosure and transparency. Sustainability Advisory Services generally supports standards-based ESG shareholder proposals that enhance long-term shareholder and stakeholder value while aligning the interests of the company with those of society at large. In particular, the policy will focus on resolutions seeking greater transparency and/or adherence to internationally recognized standards and principles.

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